Exhibit 10.1

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT (this “Amendment”), dated as of November 22, 2019, among Fly Funding II S.à r.l., a private limited liability company (société à responsibilité limitée) incorporated and existing under the laws of Luxembourg (the “Borrower”), each Borrower Party party to the Credit Agreement (as defined below), the Consenting Lenders and the Replacement Lenders (in each case, as defined below) executing this Amendment on the signature pages hereto, Wells Fargo Trust Company, National Association, as Collateral Agent, and Citibank N.A., in its capacity as Administrative Agent under the Credit Agreement.

WHEREAS, the parties hereto (other than the Replacement Lenders) are party to an Amended and Restated Term Loan Credit Agreement dated as of November 21, 2013, as amended by that certain Amendment to Credit Agreement dated as of April 22, 2015, that certain Second Amendment to Credit Agreement dated as of October 19, 2016, that certain Third Amendment to Credit Agreement dated as of April 28, 2017, that certain Fourth Amendment to Credit Agreement dated as of November 1, 2017 and as otherwise amended, supplemented or modified from time to time (the “Credit Agreement”) comprised of a $550,000,000 term loan facility (of which, upon effectiveness of this Amendment, $385,364,013.72 of Loans are outstanding);

WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as set forth herein;

WHEREAS, each Lender holding any Loans outstanding immediately prior to the effectiveness  of this Amendment (such Loans, the “Existing Loans”) which is executing a counterpart of this Amendment (each, a “Consenting Lender”) desires to consent to the amendments set forth herein by electing, in respect of its Loans, either (a) Option A (as defined below) and/or (b) Option B (as defined below);

WHEREAS, each Lender that does not desire to consent to the amendments set forth herein by electing Option A or Option B (each, a “Non-Consenting Lender”) wishes to cease to be a party to the Credit Agreement as a “Lender” thereunder;

WHEREAS, each Lender that is either not a party to the Credit Agreement immediately prior to the effectiveness of this Amendment or that is increasing its Loans under the Credit Agreement in connection with an assignment from a Non-Consenting Lender, and which is executing a counterpart of this Amendment (each, a “Replacement Lender”) wishes to consent to the amendments set forth herein; and

WHEREAS, on the Fifth Amendment Effective Date, the Existing Loans held by the Consenting Lenders shall be deemed converted to new loans (and together with the loans made by each Replacement Lender, the “Replacement Loans”).

NOW, THEREFORE, the parties hereto agree that the Credit Agreement shall be amended as set forth herein, and the parties hereto otherwise agree as follows:

Section 1.  Definitions.  Except as otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Amendments.  Effective as of the Fifth Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.01.      General; Replacement Lenders.  References in the Loan Documents to “this Agreement” or the “Credit Agreement” or the like (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.  Each Replacement Lender shall be deemed to be a “Lender”, and each Replacement Loan shall be deemed to be a “Loan” under and for all purposes of the Credit Agreement and each reference therein to “Lender” shall be deemed to include such Replacement Lender and each reference therein to “Loan” shall be deemed to include such Replacement Loan.  This Amendment shall additionally constitute a “Loan Document”.

2.02.      Definitions.

(a)          Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Fifth Amendment to Credit Agreement” means that certain Fifth Amendment to Credit Agreement dated as of the Fifth Amendment Effective Date among the Borrower, each Borrower Party, the Consenting Lenders and the Replacement Lenders (each as defined therein), the Administrative Agent and the Collateral Agent.

“Fifth Amendment Effective Date” means November 22, 2019.

(b)          The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Margin” means (x) prior to the Fifth Amendment Effective Date, 2.00% per annum; provided that for any period in which the Base Rate applies to the Loans, the Applicable Margin shall be 1.00% per annum, and (y) on and after the Fifth Amendment Effective Date, 1.75% per annum; provided that for any period in which the Base Rate applies to the Loans, the Applicable Margin shall be 0.75% per annum.

(c)          The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maturity Date” means the Payment Date occurring on August 9, 2025.

(d)          The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by inserting “, Fifth Amendment to Credit Agreement” after “Fourth Amendment to Credit Agreement”.

2.03.      Premium Amount.  Section 2.06(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d)  Premium Amount. In the event that all or any portion of the Loans are (i) repaid, prepaid (other than in connection with an LTV Cure or as a result of an Event of Loss), refinanced or replaced or (ii) repriced or effectively refinanced through any waiver, consent or amendment (in the case of both (i) and (ii) above, in connection with any waiver, consent or amendment to the Loans directed at, or the result of which would be, the lowering of the effective interest cost or the weighted average yield of the Loans or the incurrence of any debt financing having an effective interest cost or weighted average yield that is less than the effective interest cost or weighted average yield of the Loans (or portion thereof) so repaid, prepaid, refinanced, replaced or repriced) occurring after the Fifth Amendment Effective Date but prior to or on the six month anniversary of the Fifth Amendment Effective Date, such repayment, prepayment, refinancing, replacement or repricing will be made at 101.0% of the principal amount so repaid, prepaid, refinanced, replaced or repriced (the “Premium Amount”).”

2.04.      Notice Periods.

(a) Section 2.10(a) of the Credit Agreement is hereby amended by replacing “five (5)” with “three (3)”.

(b) Section 2.10(c)(A) of the Credit Agreement is hereby amended by replacing “five (5)” with “three (3)”.

(c) Section 2.10(d) of the Credit Agreement is hereby amended by replacing “five (5)” with “three (3)”.

(d) Section 2.10(e)(A) of the Credit Agreement is hereby amended by replacing “five (5)” with “three (3)”.

(e) Section 2.10(f) of the Credit Agreement is hereby amended by replacing “five (5)” with “three (3)”.

2.05.      LTV Cash Collateral.  Section 5.16(c) of the Credit Agreement is hereby amended by replacing “$25,000,000” with “$50,000,000”.

Section 3.  Representations and Warranties.  The Borrower and each other Borrower Party represents and warrants to the Lenders that the representations and warranties of the Borrower Parties contained in Article 3 of the Credit Agreement and contained in each other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date.

Section 4.  Conditions Precedent.  The amendments to the Credit Agreement contemplated hereby are subject to the satisfaction (or waived in accordance with Section 9.05 of the Credit Agreement) of the following conditions precedent:

(a)          The Administrative Agent (or its counsel) shall have received signature pages duly executed by each of (i) the Borrower, (ii) the Borrower Parties, (iii) the Consenting Lenders representing the Required Lenders under the Credit Agreement (as in effect immediately prior to the effectiveness of this Amendment) and (iv) each Replacement Lender.

(b)         The Administrative Agent shall have received a favorable written opinion (addressed to each Lender Party and dated the Fifth Amendment Effective Date) of Clifford Chance US LLP with respect to New York law, as to such matters as any Lender Party may reasonably request, and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

(c)         The representations and warranties of the Borrower Parties contained in Article 3 of the Credit Agreement and contained in each other Loan Document shall be true and correct on and as of the Fifth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and an Officer’s Certificate of the Chief Financial Officer or Chief Executive Officer of Fly Leasing Limited shall so certify on and as of the Fifth Amendment Effective Date to the Administrative Agent and the Lenders.

(d)         The Administrative Agent shall have received evidence satisfactory to it that the outstanding principal amount of and accrued interest on the Existing Loans of, and all other amounts owing under or in respect of, the Credit Agreement to any Non-Consenting Lender shall have been (or shall simultaneously be) paid to such Non-Consenting Lender.

(e)          The Administrative Agent shall have received evidence satisfactory to it that each Consenting Lender electing Option B shall have received (or shall simultaneously receive), in consideration of the assignments set forth in Section 5(b), payment of an amount equal to the outstanding principal amount of and interest on its Existing Loans so assigned.

(f)          The Borrower shall have paid all other fees, premiums and other amounts due and payable by it under the Credit Agreement, including, to the extent invoiced, reimbursement or other payment of fees, costs and expenses owing to Milbank LLP (subject to a cap as separately agreed) and all other out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder, under any Loan Document or as separately agreed between any Borrower Party and any arranger in respect of this Amendment.

(g)          Each Consenting Lender shall be entitled to an upfront fee of 0.25% (each, an “Upfront Fee”), which may be paid in the form of original issue discount in accordance with Section 5(c) below.

For purposes of determining compliance with the conditions specified in this Section 4, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by this Amendment shall have received notice from such Lender prior to the Fifth Amendment Effective Date specifying its objection thereto.  The Administrative Agent shall promptly notify the parties hereto of the occurrence of the Fifth Amendment Effective Date.

Section 5.  Consent Options; Assignments.

(a)          As described in the Memorandum for Lenders dated November 12, 2019 posted to Lenders in connection with this Amendment (the “Memorandum”), Consenting Lenders may elect either (a) Option A (“Cashless”) as described in the Memorandum (“Option A”) and/or (b) Option B (“Cash Roll”) as described in the Memorandum (“Option B”).  Election of either Option A or Option B (or both) shall be made by each Consenting Lender by indicating its election as to all or a portion of its Existing Loans on the signature page hereto.  Any Consenting Lender executing a signature page hereto but not indicating its election will be treated as electing Option A as to all of its Existing Loans.

(b)         For the consideration specified in Section 4(e) above, each Consenting Lender electing Option B (each, an “Assignor”) hereby irrevocably sells and assigns to Royal Bank of Canada or its designee (the “Assignee”), and the Assignee hereby irrevocably purchases and assumes from the respective Assignors, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Fifth Amendment Effective Date (i) all of the respective Assignors’ rights and obligations in their respective capacities as Lenders under the Credit Agreement and any other documents or instruments delivered pursuant thereto and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the respective Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above.

(c)          Each Consenting Lender electing Option A shall be entitled to an Upfront Fee.  Each Consenting Lender electing Option B and each Replacement Lender shall receive its Upfront Fee in the form of original issue discount on its Replacement Loans.

Section 6.   Non-Consenting Lenders.  Subject to the satisfaction of the conditions set forth in Section 4 and effective as of the Fifth Amendment Effective Date, (i) the outstanding Existing Loans of each Non-Consenting Lender shall be repaid by the Borrower in an amount equal to the outstanding principal amount of, and accrued and unpaid interest on all such Existing Loans, and all of such Non-Consenting Lender’s Existing Loans shall be deemed refinanced by Replacement Loans held by Consenting Lenders and/or Replacement Lenders in an amount corresponding to the amount of Existing Loans held by such Non-Consenting Lender and (ii) each Non-Consenting Lender shall cease to be, and shall cease to have any of the rights and obligations of, a “Lender” under the Credit Agreement (except for those provisions that provide for their survival (including without limitation those provisions referred to in Section 9.08 of the Credit Agreement), which provisions shall survive and remain in full force and effect for the benefit of the Non-Consenting Lenders).

Section 7.  Acknowledgement and Ratification.  Each of the Borrower Parties hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the modifications effected pursuant to this Amendment.  The Borrower and each Borrower Party hereby confirms that each Loan Document, as amended hereby, to which it is a party or otherwise bound and all collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, as amended hereby, the payment and performance of all Obligations, and confirms its grants to the Collateral Agent of a continuing lien on and security interest in and to all collateral as collateral security for the prompt payment and performance in full when due of the Obligations.  The Borrower and each Borrower Party hereby agrees and admits that as of the date hereof it has no defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under the Loan Documents.  Each Borrower Party (other than the Borrower), in its capacity as a Guarantor Party, hereby ratifies and confirms its guaranty of the Guaranteed Obligations as set forth in Article 7 of the Credit Agreement, as amended hereby.

Section 8.   Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(a)          On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)          Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)         The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(d)          This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and shall be administered and construed pursuant to the terms of the Credit Agreement.

(e)         Notwithstanding anything to the contrary in this Amendment, the Replacement Loans of each Consenting Lender and Replacement Lender on and after the Fifth Amendment Effective Date shall constitute a new tranche of “Loans” under the Credit Agreement, provided that initially, the Replacement Loans shall have Interest Periods (the duration of which may be less than one month) that are the same as the Interest Periods applicable to the Existing Loans immediately prior to the Fifth Amendment Effective Date.

Section 9.          Miscellaneous.  Each Lender by its signature hereto instructs the Administrative Agent to execute this Amendment.  Except as herein provided, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

The Borrower

FLY FUNDING II S.À R.L.

By:	/s/ Caroline Goergen
Name: Caroline Goergen
Title: class A Manager

By:	/s/ Roberta Masson
Name: Roberta Masson
Title: class B Manager

FIFTH AMENDMENT TO CREDIT AGREEMENT

The Guarantor Parties

FLY LEASING LIMITED

By:	/s/ Colm Barrington
Name: Colm Barrington
Title: Chief Executive Officer

FIFTH AMENDMENT TO CREDIT AGREEMENT

FLY PERIDOT HOLDINGS LIMITED

By:	/s/ Declan Cotter
Name: Declan Cotter
Title: Director

FIFTH AMENDMENT TO CREDIT AGREEMENT

BABCOCK & BROWN AIR ACQUISITION I LIMITED

By:	/s/ Declan Cotter
Name: Declan Cotter
Title: Director

FIFTH AMENDMENT TO CREDIT AGREEMENT

EXECUTED AS A DEED by	)
OPAL HOLDINGS AUSTRALIA PTY LTD	)
(ACN 151 552 117)

By:	/s/ Gregory Azzara
Director
Name: Gregory Azzara

By:	/s/ Robert S. Tomczak
Director
Name: Robert S. Tomczak

FIFTH AMENDMENT TO CREDIT AGREEMENT

CORAL AIRCRAFT HOLDINGS LIMITED

By:	/s/ Declan Cotter
Name: Declan Cotter
Title: Director

FIFTH AMENDMENT TO CREDIT AGREEMENT

The Intermediate Lessees

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for GARNET AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for CORAL AIRCRAFT TWO LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for TOPAZ AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for PYRITE AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for AQUAMARINE AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:	/s/ Tara McGrane
Name of Witness:	Tara McGrane
Address of Witness:	Dun Laoghaire, Co. Dublin, A96 N6T7
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for TOURMALINE AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for AMBER AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for MONTGOMERY AVIATION LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

The Initial Intermediate Lessees

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for B&B AIR ACQUISITION 3237 LEASING LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for B&B AIR ACQUISITION 34953 LEASING LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for B&B AIR ACQUISITION 3151 LEASING LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for FLY AIRCRAFT HOLDINGS TWENTY-SIX LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for CITRINE AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for FLY AIRCRAFT HOLDINGS THIRTY-THREE LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for ZIRCON AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for FLY AIRCRAFT HOLDINGS SEVEN LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for FLY AIRCRAFT HOLDINGS NINE LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for FLY AIRCRAFT HOLDINGS THIRTEEN LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for FLY AIRCRAFT HOLDINGS SIXTEEN LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for FLY AIRCRAFT HOLDINGS FOUR LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for FLY AIRCRAFT HOLDINGS SIX LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for FLY AIRCRAFT HOLDINGS FORTY-ONE LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by Declan Cotter	) /s/ Declan Cotter
)
)
as attorney for FLY AIRCRAFT HOLDINGS EIGHT LIMITED

in the presence of:

Signature of Witness:	/s/ Joan Phillips
Name of Witness:	Joan Phillips
Address of Witness:	West Pier
Occupation of Witness:	Admin

FIFTH AMENDMENT TO CREDIT AGREEMENT

The Initial Lessor Subsidiaries

SPIREDELL TRUST

By:	Wilmington Trust Company, not in its individual capacity but solely as trustee

By	/s/ Jose L. Paredes
Name: Jose L. Paredes
Title: Assistant Vice President

FIFTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 3237)

By	/s/ J. Brent Allen
Name: J. Brent Allen
Title: Vice President

WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 34953)

By	/s/ J. Brent Allen
Name: J. Brent Allen
Title: Vice President

B&B AIR ACQUISITION 403 STATUTORY TRUST

By: Wells Fargo Trust Company, National Association, not in its individual capacity but solely as trustee under the trust agreement (MSN 403)

By	/s/ J. Brent Allen
Name: J. Brent Allen
Title: Vice President

WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 3151)

By	/s/ J. Brent Allen
Name: J. Brent Allen
Title: Vice President

WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 34704)

By	/s/ J. Brent Allen
Name: J. Brent Allen
Title: Vice President

FIFTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 1369)

By	/s/ J. Brent Allen
Name: J. Brent Allen
Title: Vice President

WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 1378)

By	/s/ J. Brent Allen
Name: J. Brent Allen
Title: Vice President

WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 1391)

By	/s/ J. Brent Allen
Name: J. Brent Allen
Title: Vice President

WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 1393)

By	/s/ J. Brent Allen
Name: J. Brent Allen
Title: Vice President

WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 24739)

By	/s/ J. Brent Allen
Name: J. Brent Allen
Title: Vice President

WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 35070)

By	/s/ J. Brent Allen
Name: J. Brent Allen
Title: Vice President

FIFTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT

CITIBANK N.A.

/s/ Uxing Qi

By:
Name: Uxing Qi
Title: Vice President

FIFTH AMENDMENT TO CREDIT AGREEMENT

COLLATERAL AGENT

WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION

By:	/s/ J. Brent Allen
Name: J. Brent Allen
Title: Vice President

FIFTH AMENDMENT TO CREDIT AGREEMENT

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent to the Amendment by Option A: CASHLESS for the entire principal amount of Loans held by such Lender unless a different option is checked:

CURRENT HOLDING AMOUNT: $______________________

PLEASE CHECK:

OPTION A : ☐ CASHLESS

OPTION B : ☐ CASH ROLL

☐ DECLINE: EXIT

LENDER:

By:
Name:
Title:

*By:
Name:
Title:

* For Lenders requiring a second signature line.
** If you do not check any boxes you will be deemed to have elected a FULL CASHLESS ROLL.
*** In the event of immaterial discrepancies between lender indicated holding amount and the Agent’s Lender Register, the Agent’s Lender Register will prevail.

FIFTH AMENDMENT TO CREDIT AGREEMENT

REPLACEMENT LENDER

ROYAL BANK OF CANADA

By:
Name:
Title:

FIFTH AMENDMENT TO CREDIT AGREEMENT